EXECUTED COPY
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                     SECURITY AND COLLATERAL AGENT AGREEMENT


                                      among


                        FIRSTCITY AUTO RECEIVABLES L.L.C.
                                  (as Borrower)


                           CONTITRADE SERVICES L.L.C.
                                   (as Lender)


                                       and


                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                              (as Collateral Agent)



                            -------------------------


                           Dated as of April 30, 1998

                            -------------------------


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                                TABLE OF CONTENTS

                                                                            Page


SECTION 1.        DEFINED TERMS................................................1


SECTION 2.        SECURITY INTERESTS...........................................2


SECTION 3.        CERTAIN RIGHTS OF LENDER WITH RESPECT TO COLLATERAL..........3


SECTION 4.        REMEDIES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT..........4


SECTION 5.        REPRESENTATIONS, WARRANTIES AND COVENANTS....................5


SECTION 6.        [RESERVED]...................................................6


SECTION 7.        THE COLLATERAL AGENT.........................................6


         7.01.    APPOINTMENT..................................................6


         7.02.    EXCULPATORY PROVISIONS.......................................7


         7.03.    RELIANCE BY COLLATERAL AGENT.................................7


         7.04.    NOTICE OF DEFAULT............................................7

         7.05.    NON-RELIANCE ON COLLATERAL AGENT.............................8


         7.06.    SUCCESSOR COLLATERAL AGENT...................................8


         7.07.    DELIVERY OF COLLATERAL AND PERMITTED INVESTMENTS.............9


         7.08.    DUTIES AND COVENANTS OF COLLATERAL AGENT.....................9


SECTION 8.        AMENDMENTS AND WAIVERS......................................10


SECTION 9.        NOTICES.....................................................11


SECTION 10.       LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT
                  OF COLLATERAL...............................................12


SECTION 11.       SEVERABILITY................................................12


SECTION 12.       NO WAIVER; CUMULATIVE REMEDIES..............................12


SECTION 13.       PAYMENT OF EXPENSES AND TAXES...............................12


SECTION 14.       SUCCESSORS AND ASSIGNS; GOVERNING LAW; WAIVERS..............14



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SECTION 15.       ENFORCEMENT RIGHTS OF LENDER................................15


SECTION 16.       BANKRUPTCY PETITION AGAINST THE BORROWER....................15


SECTION 17.       MISAPPLICATION OF FUNDS.....................................15


SECTION 18.       COUNTERPART SIGNATURES......................................15


SECTION 19.       THIRD PARTY BENEFICIARY.....................................16


SECTION 20.       STATUS OF COLLATERAL AGENT..................................16


SECTION 21.       ACTS OF LENDER..............................................16



EXHIBIT A         --       Form of Trust Receipt
EXHIBIT B         --       Form of Power of Attorney



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                     SECURITY AND COLLATERAL AGENT AGREEMENT




                  SECURITY AND COLLATERAL AGENT AGREEMENT, dated as of April 30, 1998, made by and among FIRSTCITY AUTO RECEIVABLES L.L.C., a Delaware limited liability company (the "Borrower"), CONTITRADE SERVICES, L.L.C., a Delaware Limited Liability Company (the "Lender") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("CBT"), as collateral agent (in such capacity, the "Collateral Agent").

                               W I T N E S S E T H

                  WHEREAS, the Borrower has entered into a Warehouse Credit Agreement dated as of April 30, 1998 (as may from time to time, be amended, supplemented, or modified, the "Credit Agreement" with the Lender, the Borrower, FirstCity Consumer Lending Corporation ("FC Consumer") and FirstCity Financial Corporation ("FirstCity Financial"), pursuant to which the Borrower will take out loans (the "Loans") from time to time;

                  WHEREAS, the Borrower intends to purchase Contracts from FirstCity Funding Corporation, FirstCity Consumer Finance Corporation, and N.A.F. Auto Loan Trust;

                  WHEREAS, it is a condition to the obligations of the Lender to make the Facility available to the Borrower that this Security and Collateral Agent Agreement be executed and delivered.

                  NOW, THEREFORE, to induce the Lender to make the Facility available to the Borrower the parties hereto hereby agree as follows:

SECTION 1.        DEFINED TERMS.

                  (a) The terms "inventory", "goods", "accounts", "contract rights", "chattel paper", "general intangibles", and "documents" have the respective meanings ascribed in the UCC.

                  (b) Capitalized terms used herein undefined shall, unless otherwise defined herein, have the respective meanings ascribed in the Credit Agreement, including the "Definitions List" attached as Exhibit A thereto; and the following terms shall have the following meanings: "Assignment" shall mean an assignment executed pursuant to the Master Purchase Agreement.

                  "Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

                  "Collateral Agent Fee" shall have the meaning set forth in a separate letter agreement between Borrower and the Collateral Agent.


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                  "Contract Acquisition Disbursement Request" shall mean the disbursement request made from time to time pursuant to Section 2.03(a)(i) of the Paying Agent Agreement.

                  "Master Purchase Agreement" shall mean the Master Purchase Agreement dated as of April 30, 1998 by and among the Borrower, FirstCity Consumer Finance Corporation, FirstCity Funding Corporation, N.A.F. Auto Loan Trust, and National Auto Funding Corporation.

                  "Proceeds" shall have the meaning assigned such term under the UCC of the State of New York, and of each other jurisdiction whose law governs the grant or perfection of the Collateral Agent's interest in the particular proceeds of the Collateral and shall also include (to the extent not already included): (i) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or rights to amounts payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all other amounts, products, rents or profits from time to time paid or payable under or in connection with the Collateral and (iv) all additions to or substitutions or replacements for any of the Collateral.

                  "Responsible Officer" shall mean, when used with respect to the Collateral Agent, any officer within the corporate trust department in Dallas, Texas (or any successor thereof) including any vice president, assistant vice president, or any officer or assistant officer of the Collateral Agent customarily performing functions similar to those performed by any of the above-designated officers.

SECTION 2.        SECURITY INTERESTS.

                  (a) As security for the prompt, complete and unconditional payment and performance of all Obligations of the Borrower, the Borrower hereby pledges, assigns, transfers and delivers (except that certificates of title are not being delivered to the Collateral Agent and the stated lienholder thereon shall be any of FirstCity Consumer Finance, FirstCity Funding or either of the N.A.F. Entities) to the Collateral Agent for the benefit of the Lender, and grants to the Collateral Agent for the benefit of the Lender, a continuing first lien on, and first and prior security interest in, all of the Borrower's assets and properties, real, personal and mixed, tangible and intangible, of any kind or description, whether now owned or at any time hereafter acquired, whether now existing or hereafter acquired, and wherever located (collectively, the "Collateral") including, without limitation all estate, right, title and interest in, to and under:

                    (i) all inventory, goods, accounts, contract rights, chattel paper, instruments, general intangibles and documents;

                    (ii) each Contract, including without limitation, all rights to payments thereunder, purchased by or otherwise conveyed to or established by the Borrower;


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                    (iii) each Vehicle and all other property, now or hereafter acquired, securing or evidenced by, each Contract including, without limitation, the certificate of title relating to each Vehicle, any insurance proceeds with respect to any Vehicle or Contract, the proceeds of any repossession and liquidation of a Vehicle, rights under judgments with respect to defaulted obligors, right to deficiency judgments with respect to defaulted obligors and rights under any service contracts with respect to any Vehicle;

                    (iv) all bank and trust accounts (including, without limitation, the Lockbox Account and the Collection Account) and all moneys, checks, instruments, documents, securities, investments, deposits and other credits (whether or not permitted by the Facility Agreements) credited to the Collection Account, or otherwise held by the Collateral Agent;

                    (v) the certificates of title relating to the Contracts, credit applications, payment history records, and other origination and servicing records relating to the Contracts;

                    (vi) all securities and other investments held at any time by the Borrower including any and all subordinate certificates (including any "interest only" certificates and the rights to any other distributions from any securitization) received by the Borrower or any Affiliate of the Borrower from any securitization, together with appropriate bond powers, duly executed (the "Subordinate Certificates");

                    (vii) each Facility Agreement; and

                    (viii) all Proceeds of any of the foregoing.

                  (b) All rights of the Collateral Agent and the Lender and all liens and security interests granted hereunder, shall be absolute, unconditional and irrevocable unless and until released pursuant to the Facility Agreements, irrespective of any condition or circumstance whatsoever.

                  (c) The grant of the security interest to the Collateral Agent pursuant to this Section 2 shall not: (i) relieve the Borrower from the performance of any term, covenant, condition or agreement on the Borrower's part to be performed or observed under or in connection with the Collateral, (ii) impose any obligation on the Collateral Agent or the Lender to perform or observe any such term, covenant, condition or agreement on the Borrower's part to be so performed or observed, or (iii) impose any liability on the Collateral Agent or the Lender for any act or omission on the part of the Borrower, or any Person acting as agent for or on behalf of the Borrower, relative to or for any breach of any representation or warranty on the part of the Borrower in connection with the Collateral.

SECTION 3.        CERTAIN RIGHTS OF LENDER WITH RESPECT TO COLLATERAL.

                  Upon the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably authorizes the Collateral Agent to execute and deliver, as the attorney-in-fact of the Borrower, any consent, waiver or amendment which, under the terms of any Facility Agreement, is or may


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be executed and delivered by the Borrower with respect to the Collateral, subject to the provisions of the Facility Agreements; provided, however, that the Collateral Agent shall have no duty or obligation to execute and deliver any such consent, waiver or amendment unless directed in writing to take the actions specified therein by the Lender; and provided, further, that the Collateral Agent shall not be required to take any action which the Collateral Agent reasonably believes may be contrary to applicable law or which would expose the Collateral Agent to financial liability if the Collateral Agent has reasonable grounds to believe that repayment of such financial liability is not reasonably assured to it. The Borrower hereby agrees to remit to the Collateral Agent for deposit in accordance with this Agreement any and all Proceeds of any Collateral received by the Borrower (other than money paid to the Borrower by the Collateral Agent in accordance with the Facility Agreements).

SECTION 4.        REMEDIES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.

                  (a) (i) If at any time an Event of Default shall have occurred and be continuing, the Collateral Agent shall, if directed in writing by the Lender, without demand of performance or other demand, advertisement or notice of any kind (except for any notice of the time and place of public or private sale required by law) to or upon the Borrower or any other Person (all of which demands, advertisements and/or notices are hereby expressly waived), and in its own name or in the name of the Lender, forthwith demand, collect, receive, sue for, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, grant an option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any location or locations at the option of the Collateral Agent acting upon any instructions received from the Lender, all upon such terms and conditions and at such prices as the Lender may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Collateral Agent or the Lender upon any such public sale or sales to purchase the whole or any part of said Collateral so sold, free of any right of redemption in the Borrower, which right is hereby expressly waived and released. At the instruction of the Lender, the Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.


                      (ii) If at any time an Event of Default shall have occurred and be continuing and the Lender has given written notice to the Collateral Agent as to the disposition of the Collateral or as to the exercise of remedies against the Collateral, the Collateral Agent hereby agrees to follow such direction; provided, however, no provision of this Agreement shall require the Collateral Agent to take any action which it or its counsel deems to be unlawful nor shall the Collateral Agent be obligated to expend or risk its own funds or otherwise incur any financial liability in the performance of any rights, powers or duties hereunder, if the Collateral Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Until all Obligations have been repaid and satisfied in full, the Collateral Agent shall be obligated, subject to the foregoing proviso, to take direction only from the Lender as to, upon the occurrence and during the continuance of an Event of Default, the disposition of the Collateral, or the exercise of remedies against the Collateral.


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                      (iii) If an Event of Default shall have occurred and be
           continuing, then the Collateral Agent shall, if directed by the Lender, at any time thereafter, without demand of performance or other demand, succeed to the Borrower's rights and privileges with respect to each Facility Agreement.

                      (iv) If an Event of Default shall have occurred and be continuing, the Collateral Agent shall, if directed by the Lender, at the expense of the Borrower or the Lender, cause the Subordinate Certificates to be re-registered in the name of the Lender (which Subordinate Certificates will in turn be re-registered to the appropriate FirstCity Entity, at its expense, when and if all Obligations have been repaid and satisfied in full).

                  (b) If any notification of a proposed disposition of the Collateral is required by law, such notification shall be deemed reasonably and properly given if made in any manner provided in Section 9 hereof at least ten days before such disposition.

                  (c) In addition to the rights, powers and remedies granted to it in this Security and Collateral Agent Agreement and in any other instrument or agreement securing, evidencing or relating to the Loans, the Collateral Agent shall have all of the rights, powers and remedies now or hereafter permitted in law or equity, including, without limitation, those of a secured party under the UCC of the State of New York and any other applicable jurisdiction.

SECTION 5.        REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  The Borrower represents, warrants and agrees that:

                  (a) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing the Borrower as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, for the benefit of the Lender recorded or made by the Borrower in favor of the Collateral Agent pursuant to this Security and Collateral Agent Agreement or the Credit Agreement.

                  (b) This Security and Collateral Agent Agreement is effective to create a valid and continuing Lien on the Collateral in favor of the Collateral Agent for the benefit of the Lender, which Lien is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Borrower. All action necessary or desirable to protect and perfect such security interest has been duly taken.

                  (c) The Borrower's chief executive office is at Box 8216, 6400 Imperial Drive, Waco, Texas, 76714-8216. The Borrower will not change its name and will not change its principal place of business or chief executive office unless the Borrower shall have given the Collateral Agent at least thirty (30) days prior written notice thereof and shall have taken all action necessary to assure continuous perfection of the security interest held by the Collateral Agent in the Collateral as evidenced by an opinion of counsel addressed to the Collateral Agent and the Lender to the effect that the lien and security interest created by this Security and Collateral Agent Agreement with respect to such Collateral will continue to be maintained, and that the priority thereof will not be affected, after giving effect to such action or actions.


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                  (d) At any time and from time to time, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lender may reasonably deem desirable in obtaining the full benefits of this Security and Collateral Agent Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby.
The Borrower also hereby authorizes the Collateral Agent to file any such financing or continuation statement that requires the signature of the Borrower to the extent permitted by applicable law; provided, however, that such authorization shall not be deemed to create a duty in the Collateral Agent to monitor the compliance of the Borrower with the foregoing covenants and provided further that the duty of the Collateral Agent to execute any instrument pursuant to the authorizations of Section 5(d) or (f) shall arise only if a Responsible Officer of the Collateral Agent has actual knowledge, or has received written notice, of the failure of the Borrower to comply with the foregoing covenants.
If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, or any chattel paper, the Borrower shall, upon request of the Lender, duly endorse such note, instrument or chattel paper to the order of the Collateral Agent and deliver such note, instrument or chattel paper to the Collateral Agent promptly, and shall take such other actions and execute such other documents as shall be requested by the Lender to perfect the Collateral Agent's interest in such note, instrument or chattel paper.

                  (e) The Borrower will warrant and defend the Collateral Agent's right, title and interest in and to the Collateral, for the benefit of the Lender against the claims and demands of all Persons whomsoever.

                  (f) All authorizations in this Security and Collateral Agent Agreement for the Collateral Agent to endorse checks, instruments and securities and to execute, deliver and file financing statements, continuation statements, security agreements and other instruments with respect to the Collateral are powers coupled with an interest and are irrevocable so long as any Loans are outstanding.

                  (g) The Borrower shall deliver to the Collateral Agent all Contract Acquisition Disbursement Requests by 2:00 p.m., Dallas time, on the applicable date of delivery.

SECTION 6.        [Reserved]

SECTION 7.        THE COLLATERAL AGENT.

7.01.    Appointment.

                  By accepting the benefits of the security interest granted herein, the Lender hereby designates and appoints Chase Bank of Texas, National Association as the Collateral Agent of the Lender under this Security and


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Collateral Agent Agreement, and the Lender authorizes Chase Bank of Texas,
National Association as the Collateral Agent for the Lender, to take such action on its behalf under the provisions of this Security and Collateral Agent Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Security and Collateral Agent Agreement together with such other powers as are reasonably incidental thereto but in each instance solely at the written instruction of the Lender. Notwithstanding any provision to the contrary elsewhere in this Security and Collateral Agent Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Security and Collateral Agent Agreement or otherwise exist against the Collateral Agent. Chase Bank of Texas, National Association hereby accepts its appointment as Collateral Agent, subject to, and in reliance upon, the provision of this Section 7.01.

7.02.    Exculpatory Provisions.

                  Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Security and Collateral Agent Agreement (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the Lender for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained herein or in any other Facility Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement, any other Facility Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency (except with respect to the Collateral Agent) of this Agreement, any other Facility Agreement, or the Collateral or for any failure of the Borrower to perform its obligations hereunder or under any other Facility Agreement. The Collateral Agent shall not be under any obligation to the Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the Facility Agreements, or to inspect the properties, books or records of the Borrower.

7.03.    Reliance by Collateral Agent.

                  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any Loan, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Security and Collateral Agent Agreement unless it shall first receive such written advice or concurrence as it deems appropriate or it shall first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent may from time to time consult with legal counsel, independent accountants or other experts of its own selection in the event of any disagreement, controversy, question or doubt as to the construction of any provision of this Agreement or any of its duties hereunder, and the Collateral Agent shall be fully protected in acting in good faith in reliance upon the advice or opinion of any such counsel or other expert.

7.04.    Notice of Default.

                  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default under the Credit Agreement unless a Responsible Officer has received written notice from the Lender or the


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Borrower referring to this Security and Collateral Agent Agreement and describing such Event of Default or unless a Responsible Officer otherwise has actual knowledge of such Event of Default.

7.05.    Non-Reliance on Collateral Agent.

                  Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to the Lender, and no act by the Collateral Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Collateral Agent to the Lender. The Lender represents (or will be deemed to have represented at such time as such party becomes a Lender hereunder) to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to extend credit to the Borrower. The Lender will, independently and without reliance upon the Collateral Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Security and Collateral Agent Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished by the Collateral Agent hereunder, the Collateral Agent shall have no duty or responsibility to provide the Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agencies, attorneys-in-fact or affiliates.

7.06.    Successor Collateral Agent.

                  The Collateral Agent may resign as collateral agent upon 60 days' notice to the Borrower, FC Consumer and the Lender. The Collateral Agent may be removed at any time by the Lender. No such resignation or removal shall be effective unless and until a successor collateral agent named by the Borrower and approved by the Lender has accepted appointment as such pursuant to this Agreement and in the case of a removal, any and all amounts then due to the Collateral Agent hereunder have been paid in full. Such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor collateral agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent. Such successor collateral agent shall be entitled to amend any UCC financing statements and any other filings, recordation and declarations it deems advisable or necessary in connection with such termination and cancellation. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 7.06 and Section 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Security and Collateral Agent Agreement . Notwithstanding the foregoing, if no successor collateral agent shall be appointed as aforesaid, or if appointed, such successor shall not have accepted its appointment within thirty (30) days after resignation of the Collateral Agent, the Collateral Agent may petition a court of competent jurisdiction to make such appointment.



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7.07.    Delivery of Collateral and Permitted Investments.

                  All certificates representing or evidencing the Collateral and Permitted Investments from time to time which are delivered to and held by or on behalf of the Collateral Agent pursuant hereto shall, in the case of the Collateral, be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. The Lender hereby appoints CBT as its agent for the purpose of holding the Collateral and Permitted Investments which are delivered to it. The Collateral Agent shall be the agent solely of the Lender and shall not be the agent of the Borrower. The Collateral Agent shall not release possession of any Contract, any Permitted Investments or the security interest in any Vehicle or Permitted Investment except as permitted in the next sentence, or upon the written instruction of the Lender. The Collateral Agent shall not release possession of any Contracts to the Servicer or any documents in the related Contract Files thereto except (i) upon receipt of a trust receipt substantially in the form attached hereto as Exhibit A obligating the Servicer to hold same in trust for the benefit of the Lender and obligating the Servicer to return same when the need therefor no longer exists unless such Trust Receipt indicates that the related Contract has been paid in full.

7.08.    Duties and Covenants of Collateral Agent.

                  (a) The Collateral Agent undertakes to perform the duties as are set forth in this Agreement, including, without limitation:

                      (i) reviewing each Contract delivered to it by the Borrower against the Contract List attached to the related Contract Acquisition Disbursement Request, ascertaining whether the information listed in items (i), (ii), (iii), (viii) and (xi) of the Contract List is accurate with respect to such Contract; with respect to any Contract Acquisition Disbursement Request, on the third Business Day of the calendar week following the calendar week in which such Contract Acquisition Disbursement Request and the related Contract are received by the Collateral Agent, provide a certification to the Borrower and the Lender (the "Collateral Agent's Certification") listing (x) the Contracts so reviewed by the Collateral Agent and in its possession and (y) whether there were any exceptions to the Collateral Agent's review of such items (i), (ii),
           (iii), (viii) and (xi) on the Contract List;

                      (ii) maintaining possession of such Contracts on behalf of the Lender, and releasing such Contracts from the Collateral Agent's possession only upon the Lender's written instruction or pursuant to
           Section 7.07 hereof;

                      (iii) upon request, providing information reasonably within its possession and within reasonable time constraints regarding the Collateral to FC Consumer, the Servicer and the Lender;

                      (iv) acting as Collateral Agent of all Contract Files related to the Collateral which are delivered to it;

                      (v) upon request, and no later than noon New York time on any Borrowing Date, providing written confirmation to the Paying Agent and the Lender of the Borrowing Base, and whether a Borrowing


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           Base Deficiency exists; provided, however, that the Collateral Agent shall have received all reports from the Servicer with the information relating to such confirmation by 10 AM New York time, on the date of such confirmation;

                      (vi) cooperating with the Servicer, as requested by the Servicer at the expense of the Borrower, in enforcing any Contracts or Insurance Policies;

                      (vii) furnishing the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Servicing Agreement;

                      (viii) providing to the Lender and the Borrower on the third Business Day of each calendar week, a manifest of Contracts held by the Collateral Agent as of the close of business on the last Business Day of the previous calendar week; and

                      (ix) upon a Responsible Officer obtaining actual knowledge of the occurrence of an Event of Servicing Termination or an Event of Default, promptly give notice to the Lender and the Borrower of such occurrence.

                  (b) The Collateral Agent covenants and agrees that it will not release any Lien created hereby on any of the Collateral, release possession of any of the Collateral held by it, or affirmatively create any Lien on the Collateral adverse to the Lien created hereby, except, in all cases, as expressly permitted hereby or as directed by the Lender. The Collateral Agent shall give the Lender prompt written notice of any Liens on any of the Collateral adverse to the Lien created hereby, of which a Responsible Officer obtains actual knowledge.

                  (c) The Lender hereby directs the Collateral Agent to, and the Collateral Agent shall, on the Closing Date, execute and deliver to the Servicer the power of attorney in the form set forth as Exhibit B hereto. The Borrower, irrespective of any other indemnity, agrees to pay, indemnify and hold the Collateral Agent and each of its officers and agents harmless from and against all liabilities, obligations, losses, damages, fines, actions, judgments, costs, expenses or disbursements (including reasonable fees and disbursements of the Collateral Agent's and its designated agents' legal advisers) of any kind or nature resulting from or relating to the power of attorney delivered pursuant to this Section 7.08(c). Such power of attorney shall be a limited revocable power of attorney which shall be deemed revoked upon the occurrence of an Event of Default and shall be revocable at any time by the Collateral Agent upon notice to the Borrower and the Lender.

SECTION 8.        AMENDMENTS AND WAIVERS.

                  The parties hereto may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provision to this Security and Collateral Agent Agreement or changing in any manner the rights of the Collateral Agent or the Borrower hereunder.

                  The Collateral Agent may, but shall not be obligated to, enter into any such supplement, amendment or modification that affects the Collateral Agent's own rights, duties or immunities under this Security and Collateral Agent Agreement or otherwise.

                  The parties hereto agree not to execute any supplement, amendment or modification to any Facility Agreement to which the Collateral Agent is not a party, without the prior written consent of the Collateral Agent, if the effect of such supplement. amendment or modification would be to affect the Collateral Agent's rights, duties, or immunities thereunder or under this Security and Collateral Agent Agreement .

SECTION 9.        NOTICES.

                  Unless otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of facsimile notice, when sent, confirmation received, addressed as follows, or to such other addresses as may be hereafter notified by the respective parties hereto:

The Borrower:

         FirstCity Auto Receivables L.L.C.
         P.O. Box 8216
         6400 Imperial Drive
         Waco, Texas 76714-8216

with a copy to:

         FirstCity Consumer Finance Corporation
         P.O. Box 8216
         6400 Imperial Drive
         Waco, Texas 76714-8216

The Collateral Agent:

         Chase Bank of Texas, National Association
         2200 Ross Avenue, 5th Floor
         Dallas, TX  75201
         Attention:  Mike Scrivner
                        (FirstCity Auto Receivables L.L.C.)
         Telecopy: (214) 965-3577

The Lender:

         ContiTrade Services L.L.C.
         277 Park Avenue
         New York, New York 10172
         Attention: Chief Counsel
         Telecopy: (212) 207-2935

provided, that any notice to or upon the Borrower shall be deemed to have been duly given or made as aforesaid when so given or made to the Borrower whether or not any other party indicated above as the recipient of a copy thereof shall have received a copy of each notice.

SECTION 10.       LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT OF
                  COLLATERAL.

                  Except as set forth herein and beyond the safe custody thereof, the Collateral Agent shall not have any duty as to any Collateral in its possession or control or the possession or control of any agent or nominee of it or any income thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 11.       SEVERABILITY.

                  Any provision of this Security and Collateral Agent Agreement which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidation of the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.       NO WAIVER; CUMULATIVE REMEDIES.

                  Neither the Collateral Agent nor the Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Collateral Agent on behalf of the Lender, and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Agent or the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law.

SECTION 13.       PAYMENT OF EXPENSES AND TAXES.

                  (a) The Borrower hereby agrees to pay to the Collateral Agent a fee for its services hereunder equal to the Collateral Agent Fee. The Borrower and FC Consumer, jointly and severally, each agrees to pay, indemnify, and to hold the Collateral Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp and other similar taxes, if any, which may be payable or determined to be payable in connection the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Security and Collateral Agent Agreement , and any such other documents, and to pay, indemnify, and hold the Collateral Agent and its officers, directors, shareholders, employees, agents and representatives harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Security and Collateral Agent Agreement and any such other documents (including but not limited to those incurred by any negligent act or negligent omission to act of the Collateral Agent) (all the foregoing, collectively, the "indemnified liabilities"); provided, that the Borrower and FC Consumer shall not be liable to the Collateral Agent for any losses incurred by the Collateral Agent as a result of the fraudulent actions, misrepresentations, gross negligence or willful misconduct of the Collateral Agent. The obligations of the Borrower and FC Consumer under this Section 13 shall survive the termination of this Security and Collateral Agent Agreement and the discharge of the other obligations of the Borrower hereunder and also shall survive the resignation or removal of the Collateral Agent hereunder.

                  (b) Promptly after receipt by the Collateral Agent of notice of the commencement of any action, such Collateral Agent shall, if a claim in respect thereof is to be made against the Borrower or FC Consumer under this
Section 13, notify the Borrower or FC Consumer in writing of the commencement thereof; but the omission so to notify the Borrower will not relieve it from any liability which it may have to the Collateral Agent except to the extent the Borrower is prejudiced thereby. In case any action is brought against the Collateral Agent, and it notifies the Borrower of the commencement thereof, the Borrower will be entitled to appoint counsel satisfactory to the Collateral Agent and the Borrower (who shall not, except with the consent of the Collateral Agent, be counsel to the Borrower or FC Consumer) to represent the Collateral Agent in such action; provided, however, that, if the defendants in any action include both the Collateral Agent and the Borrower and the Collateral Agent shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Borrower, the Collateral Agent shall have the right to select separate counsel to defend such action on behalf of it. Upon receipt of notice from the Borrower to the Collateral Agent of its election so to appoint counsel to defend such action and approval by the Collateral Agent of such counsel, the Borrower will not be liable to the Collateral Agent under this Section 13 for any legal or other expenses subsequently incurred by the Collateral Agent in connection with the defense thereof unless (i) the Collateral Agent shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the Borrower shall not have employed counsel satisfactory to the Collateral Agent to represent the Collateral Agent within a reasonable time after notice of commencement of the action or (iii) the Borrower has authorized the employment of counsel for the Collateral Agent at the expense of the Borrower; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (c) The obligations of the Borrower, FC Consumer and the Collateral Agent under this Section 13 shall be in addition to any liability which each of them may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Collateral Agent within the meaning of the Securities Act; and, with respect to the obligation of the Borrower to the Collateral Agent as indemnified party, shall extend, upon the same terms and conditions, to each director of the Collateral Agent.

                  (d) The agreement, indemnities and other statements of the parties hereto in or made pursuant to this Section 13 will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in this Section 13. The provisions of this Section 13 shall survive the termination or cancellation of this Agreement.


SECTION 14.       SUCCESSORS AND ASSIGNS; GOVERNING LAW; WAIVERS

                  (a) This Security and Collateral Agent Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Collateral Agent hereunder, inure to the benefit of the Collateral Agent, the Lender and their respective successors and assigns. THIS SECURITY AND COLLATERAL AGENT AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  (B) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY:

                      (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER FACILITY AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                      (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                      (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 9 OR AT SUCH OTHER ADDRESS OF WHICH ALL OF THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                      (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION;

                      (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; AND

                      (vi) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. SECTION 1ENFORCEMENT RIGHTS OF LENDER.


SECTION 15.       ENFORCEMENT RIGHTS OF LENDER.

                  Unless the Collateral Agent shall fail to take action required to be taken by it in the immediately succeeding sentence, no Lender shall have any right directly to enforce the security interests granted by this Security and Collateral Agent Agreement. No Lender shall have any right to require the Collateral Agent to take or fail to take any action under this Security and Collateral Agent Agreement, except as otherwise provided in the Credit Agreement or in this Security and Collateral Agent Agreement.

SECTION 16.       BANKRUPTCY PETITION AGAINST THE BORROWER.

                  The Collateral Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Loans, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 17.       MISAPPLICATION OF FUNDS.

                  The Collateral Agent agrees that any funds incorrectly paid to it by the Borrower shall be promptly returned to the Borrower upon receipt of written notice from the Borrower that such funds were incorrectly paid to the Collateral Agent prior to the Collateral Agent's transfer of such funds in accordance with this Agreement. The Collateral Agent shall be completely protected against any liability for returning such funds in reliance on such written notice that funds were incorrectly paid and shall be entitled to full indemnification therefor.

SECTION 18.       COUNTERPART SIGNATURES.

                  This Agreement may be executed and delivered to you simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 19.       THIRD PARTY BENEFICIARY.

                  For all purposes of this Agreement, FC Consumer shall be a third party beneficiary of the agreements and covenants herein contained and the Servicer shall be a third party beneficiary of the provisions of this Agreement which specify the amount and priority of payment of their respective fees.

SECTION 20.       STATUS OF COLLATERAL AGENT.

                  The parties hereto acknowledge and agree that upon payment in full of all amounts owing under the Credit Agreement and the release of the Lender's security interest in the Collateral, the rights and obligations of the Collateral Agent under this Agreement shall continue but shall be performed solely at the direction of the Borrower.

SECTION 21.       ACTS OF LENDER.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Collateral Agent. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 21.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Collateral Agent deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender shall bind the Lender in respect of anything done, omitted or suffered to be done by the Collateral Agent in reliance thereon, whether or not notation of such action is made upon the Promissory Note.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

                            FIRSTCITY AUTO RECIEVABLES L.L.C.

                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:




                            CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Collateral Agent


                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:



                            CONTITRADE SERVICES L.L.C.


                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:


                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:



                            JOINDER WITH RESPECT TO SECTION 13 ONLY

                            FIRSTCITY CONSUMER LENDING CORPORATION


                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:

                                    EXHIBIT A
                                    ---------


                              FORM OF TRUST RECEIPT


                                                                           DATE


FirstCity Auto Receivables L.L.C.
Box 8216
6400 Imperial Drive
Waco, Texas 76714-8216

             Re: Security and Collateral Agent Agreement, dated as of April 30, 1998 (the "Security Agreement") among FirstCity Auto Receivables L.L.C., ContiTrade Services L.L.C. and Chase Bank of Texas, National Association
                      ----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 7.07 of the Security Agreement, the undersigned hereby certifies that it has taken possession of the items set forth on Annex I hereto with respect to the Contracts on the attached schedule. The undersigned (i) confirms that it holds such items in trust for the benefit of the Lender and (ii) agrees to promptly return such items to the Collateral Agent after its need for possession of them ceases, except with respect to any Contract paid in full or liquidated, in which case the Servicer shall forward all proceeds and/or recoveries to the Lockbox Account.


                            FIRSTCITY SERVICING CORPORATION
                            OF CALIFORNIA


                            By:    /s/
                                   -----------------------------------------
                            Name:
                            Title:

APPROVED
--------

CONTITRADE SERVICES L.L.C.


 By:    /s/
        -----------------------------------------
 Name:
 Title:

                                    EXHIBIT B
                                    ---------


                                     FORM OF
                       LIMITED REVOCABLE POWER OF ATTORNEY


                              DATE: APRIL 30, 1998


Pursuant to the direction of Contitrade Services L.L.C. (the "Lender") under
Section 7.08(c) of the Security and Collateral Agent Agreement, dated as of April 30, 1998 the ("Security Agreement"), among the Lender, Chase Bank of Texas, National Association, a national banking association ("Chase Bank of Texas"), as Collateral Agent, and FirstCity Auto Receivables L.L.C., as Borrower (the "Borrower"), Chase Bank of Texas hereby permits FirstCity Servicing Corporation of California to act on behalf of Chase Bank of Texas in connection with the Warehouse Credit Agreement, dated as of April 30, 1998 the ("Credit Agreement"), among the Lender, FirstCity Consumer Lending Corporation, the Borrower and FirstCity Financial Corporation, and the Security Agreement, to execute such legal documents and taken such legal proceedings as are required in connection with the repossession and disposition, if necessary, of each item of the collateral described in Annex A to this Power of Attorney, where Chase Bank of Texas is the legal owner of record on an account assigned to FirstCity Servicing Corporation of California for servicing. This is a limited revocable power of attorney and only authorizes FirstCity Servicing Corporation of California to act as expressly set forth herein. This limited revocable power of attorney shall be deemed revoked upon the occurrence of an Event of Default (as defined in the Credit Agreement) and shall be revocable at any time by Chase Bank of Texas upon notice to the Borrower and the Lender.

                                    CHASE BANK OF TEXAS,
                                      NATIONAL ASSOCIATION,
                                             AS COLLATERAL AGENT

                                    By:  /s/ Michael A. Scrivner, Vice President
                                        ------------------------------------
                                         Michael A. Scrivner, Vice President

Subscribed and sworn to before me, a Notary Public in and for the County of Dallas, State of Texas, this ___ day of __________, 1998.



                                                --------------------------------
                                                Notary Public

ACKNOWLEDGED AND
APPROVED as of the date
first above written

CONTITRADE SERVICES L.L.C.

By:__________________________
Name:________________________
Title:_________________________

                                     ANNEX A
                                       TO
            LIMITED REVOCABLE POWER OF ATTORNEY DATED APRIL 30, 1998
                                       BY
                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                                     Vehicle's
 No.        Debtor's Name       Account No.      Year, Brand, Model       VIN